                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Bristol Compressors Thrift and Retirement Plan (the "Plan") on Form 11-K for the two day period ended December 31, 2002 and the year ended December 29, 2002 as filed with the Securities and Exchange Commission on June 20, 2003 and as amended on the date hereof (the "Report"), the undersigned Michael R. Young, Chief Executive Officer of York International Corporation and M. David Kornblatt, Vice President and Chief Financial Officer of York International Corporation, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated: July 1, 2003

                                    /s/ Michael R. Young
                                    --------------------------------------------
                                    Michael R. Young,
                                    Chief Executive Officer

                                    /s/ M. David Kornblatt
                                    --------------------------------------------
                                    M. David Kornblatt
                                    Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to York International Corporation and will be retained by York International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.